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                                                                    EXHIBIT 10.2

                                 TENTH AMENDMENT
                                       TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

      THIS TENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "TENTH AMENDMENT") is executed as of the 31st day of March, 2005, by and among Maverick Tube Corporation, a Delaware corporation (the "COMPANY"), SeaCAT, L.P., a Texas limited partnership ("SEACAT"), SEAC Acquisition, LLC, a Delaware limited liability company ("SEAC"), Maverick C&P, Inc., a Delaware corporation ("C&P"), Maverick Investment, LLC, a Delaware limited liability company ("INVESTMENT"), Maverick Tube, L.P., a Delaware limited partnership ("TUBE"), Precision Tube Holding, LLC, a Delaware limited liability company ("HOLDING"), Maverick GP, LLC, a Delaware limited liability company ("MAVERICK GP"), Precision GP, LLC, a Delaware limited liability company ("PRECISION GP"), Precision Tube Technology, L.P., a Texas limited partnership ("PRECISION"), Tubular Transport Services, Inc., a Texas corporation ("TTS" and collectively with the Company, SeaCAT, SEAC, C&P, Investment, Tube, Holding, Maverick GP, Precision GP and Precision, the "US BORROWERS" and individually, a "US BORROWER"), Prudential Steel Ltd., an Alberta corporation ("PRUDENTIAL"), Maverick Exchangeco (Nova Scotia) ULC, a Nova Scotia unlimited liability company ("EXCHANGECO"), Maverick Tube (Canada) Inc., an Alberta corporation ("TUBE CANADA"), Precision Tube Canada Limited, an Alberta corporation ("PRECISION CANADA"), Maverick Tube Canada LP, an Alberta limited partnership ("CANADA LP"), Maverick Tube Canada GP, Ltd., an Alberta limited corporation ("CANADA GP"), Maverick Tube Canada ULC, a Nova Scotia unlimited liability company ("MAVERICK ULC"), Maverick Tube International Holdings, Inc., a Delaware corporation ("INTERNATIONAL HOLDINGS"), Prudential Steel Holdings, ULC, a Nova Scotia unlimited liability company ("PRUDENTIAL HOLDINGS", and collectively with Prudential, Exchangeco, Tube Canada, Precision Canada, Canada LP, Canada GP, Maverick ULC and International Holdings, the "CANADIAN BORROWERS" and individually, a "CANADIAN BORROWER") (the US Borrowers and the Canadian Borrowers are together referred to herein as the "BORROWERS" and individually, a "BORROWER"), JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), individually as a Lender, as an Issuing Bank, as the Swingline Lender and as the Administrative Agent, CIT Business Credit Canada Inc., individually as a Lender, as an Issuing Bank and as the Canadian Administrative Agent, General Electric Capital Corporation, as a Lender and as the Documentation Agent, and each of the other Lenders that is a signatory hereto.

                              W I T N E S S E T H:

      WHEREAS, the Borrowers, the Agents and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of December 31, 2002 (as amended prior to the date hereof, the "CREDIT AGREEMENT;" unless otherwise defined herein, all capitalized terms used herein which are defined in the Credit Agreement shall have the meaning given such terms in the Credit Agreement), pursuant to which the Lenders provide certain financing to the Borrowers in accordance with the terms and conditions set forth therein; and

      WHEREAS, the Borrowers have requested that the Lenders agree to extend the Maturity Date to March 31, 2007; and

      WHEREAS, subject to the terms and conditions set forth herein, the Lenders have agreed to the Borrowers' request.

      NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the parties hereto hereby agree as follows:

      SECTION 1. AMENDMENTS. In reliance on the representations, warranties, covenants and agreements contained in this Tenth Amendment, the Credit Agreement shall be amended effective as of the date hereof in the manner provided in this
Section 1.

            1.1 AMENDED DEFINITIONS. The definitions of "FINANCING DOCUMENTS" and "MATURITY DATE" contained in Section 1.1 of the Credit Agreement shall be amended to read in full as follows:

            "FINANCING DOCUMENTS" shall mean this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Ninth Amendment, the Tenth Amendment, the Notes, the Security Instruments, the Applications, Borrowing Requests, Borrowing Base Reports, the Cash Collateral Account Agreements, the Canadian Fee Letter, the Fee Letter, and the other documents, instruments or agreements described in Section 3.1 and Section 3.2, together with any other document, instrument or agreement (other than participation, agency or similar agreements among the Lenders or between any Lender and any other bank or creditor with respect to any indebtedness or obligations of the Company or its Subsidiaries hereunder or thereunder) now or hereafter entered into in connection with the Loans, the Lender Indebtedness or the Collateral, as such documents, instruments or agreements may be amended, modified or supplemented from time to time.

            "MATURITY DATE" shall mean March 31, 2007.

            1.2 ADDITIONAL DEFINITION. Section 1.1 of the Credit Agreement shall be amended to add thereto in alphabetical order the following defined term:

            "TENTH AMENDMENT" shall mean the Tenth Amendment to Amended and Restated Credit Agreement dated as of March 31, 2005, by and among the Borrowers, the Administrative Agent, the Issuing Bank, the Swingline Lender and the Lenders.

      SECTION 2. REPRESENTATIONS AND WARRANTIES. In order to induce each Agent and each Lender to enter into this Tenth Amendment, the Borrowers hereby jointly and severally represent and warrant to each Agent and each Lender that:

            2.1 ACCURACY OF REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties of each Borrower contained in the Financing Documents is true and correct in all material respects as of the date hereof (except to the extent that such

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representations and warranties are expressly made as of a particular date, in which event such representations and warranties were true and correct as of such date).

            2.2 DUE AUTHORIZATION, NO CONFLICTS. The execution, delivery and performance by the Borrowers of this Tenth Amendment, and all other documents, instruments or agreements executed by any of the Borrowers in connection with this Tenth Amendment, are within the Borrowers' corporate, partnership, unlimited liability company, or limited liability company powers, as applicable, have been duly authorized by all necessary corporate, partnership, unlimited liability company or limited liability company action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any material agreement binding upon the Borrowers or their Subsidiaries, or result in the creation or imposition of any Lien upon any of the assets of the Borrowers or their Subsidiaries except for Permitted Liens.

            2.3 VALIDITY AND BINDING EFFECT. This Tenth Amendment and all other documents, instruments or agreements executed by any of the Borrowers in connection with this Tenth Amendment each constitute the valid and binding obligations of the applicable Borrowers enforceable in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally, and the availability of equitable remedies may be limited by equitable principles of general application.

            2.4 ABSENCE OF DEFAULTS. Neither a Default nor an Event of Default has occurred which is continuing.

            2.5 NO DEFENSE. No Borrower has any defense to payment, counterclaim or rights of set-off with respect to the Lender Indebtedness on the date hereof.

      SECTION 3. POST-CLOSING DELIVERIES. On or before April 30, 2005, the Borrowers shall deliver to the Administrative Agent amendments to the existing Real Estate Mortgages dated on or prior to April 30, 2005 and duly executed by the applicable Credit Party with respect to each Mortgaged Real Property, each reflecting the amendment of the Maturity Date as set forth in this Tenth Amendment and otherwise in form and substance satisfactory to the Administrative Agent and its counsel.

      SECTION 4. MISCELLANEOUS.

            4.1 REAFFIRMATION OF FINANCING DOCUMENTS; EXTENSION OF LIENS. Any and all of the terms and provisions of the Credit Agreement and the Financing Documents shall, except as amended and modified hereby, remain in full force and effect. Each Borrower hereby extends each Lien granted by such Borrower to secure the Lender Indebtedness (or Canadian Lender Indebtedness in the case of Canadian Borrowers) until the Lender Indebtedness (or Canadian Lender Indebtedness in the case of Canadian Borrowers) has been paid in full, and agree that the amendments and modifications herein contained shall in no manner affect or impair the Lender Indebtedness (or Canadian Lender Indebtedness in the use of Canadian Borrowers) or the Liens securing payment and performance thereof, all of which are ratified and confirmed.

            4.2 FEES AND EXPENSES. The Borrowers hereby agree to pay on demand all fees and expenses due and owning in connection with this Tenth Amendment, including, without limitation, all fees and expenses of Vinson & Elkins L.L.P., counsel to the Administrative Agent.

            4.3 PARTIES IN INTEREST. All of the terms and provisions of this Tenth Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

            4.4 COUNTERPARTS, EFFECTIVENESS OF TENTH AMENDMENT. This Tenth Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Tenth Amendment until this Tenth Amendment has been executed by each Borrower and all Lenders, at which time this Tenth Amendment shall be binding on, enforceable against and inure to the benefit of the Borrowers, each Agent and all Lenders. Facsimiles shall be effective as originals.

            4.5 COMPLETE AGREEMENT. THIS TENTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER FINANCING DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

            4.6 HEADINGS. The headings, captions and arrangements used in this Tenth Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Tenth Amendment, nor affect the meaning thereof.

            4.7 NO IMPLIED WAIVERS. No failure or delay on the part of the Lenders or the Agents in exercising, and no course of dealing with respect to, any right, power or privilege under this Tenth Amendment, the Credit Agreement or any other Financing Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Tenth Amendment, the Credit Agreement or any other Financing Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

            4.8 REVIEW AND CONSTRUCTION OF DOCUMENTS. The Borrowers hereby acknowledge, and represent and warrant to the Lenders, that (a) the Borrowers have had the opportunity to consult with legal counsel of their own choice and have been afforded an opportunity to review this Tenth Amendment with their legal counsel, (b) the Borrowers have reviewed this Tenth Amendment and fully understand the effects thereof and all terms and provisions contained herein,
(c) the Borrowers have executed this Tenth Amendment of their own free will and volition, and (d) this Tenth Amendment shall be construed as if jointly drafted by the Borrowers and the Lenders. The recitals contained in this Tenth Amendment shall be construed to be part of the operative terms and provisions of this Tenth Amendment.

            4.9 ARMS-LENGTH/GOOD FAITH. This Tenth Amendment has been negotiated at arms-length and in good faith by the parties hereto.

            4.10 INTERPRETATION. Wherever the context hereof shall so require, the singular shall include the plural, the masculine gender shall include the feminine gender and the neuter and vice versa. The headings, captions and arrangements used in this Tenth Amendment are for convenience only and shall not affect the interpretation of this Tenth Amendment.

            4.11 SEVERABILITY. In case any one or more of the provisions contained in this Tenth Amendment shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Tenth Amendment shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

            4.12 FURTHER ASSURANCES. The Borrowers agree to execute, acknowledge, deliver, file and record such further certificates, instruments and documents, and to do all other acts and things, as may be requested by the Lenders or the Agents as necessary or advisable to carry out the intents and purposes of this Tenth Amendment.

            4.13 WAIVER OF JURY TRIAL. TO THE MAXIMUM EXTENT ALLOWED BY APPLICABLE LAW, EACH OF THE BORROWERS, THE AGENTS, THE ISSUING BANKS AND THE LENDERS (I) IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO ANY FINANCING DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN; (II) IRREVOCABLY WAIVE ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; (III) CERTIFY THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS; AND (IV) ACKNOWLEDGE THAT IT HAS BEEN INDUCED TO ENTER INTO THIS TENTH AMENDMENT, THE CREDIT AGREEMENT, THE OTHER FINANCING DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BASED UPON, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION.

                            [Signature Pages Follow]

      IN WITNESS WHEREOF, the parties hereto have executed this Tenth Amendment as of the day and year first above written.

                                 JPMORGAN CHASE BANK, N.A.,
                                 as a Lender, as the Issuing Bank, as the Swingline Lender and as the Administrative Agent

                                 By:    /s/ J. Devin Mock
                                    -----------------------------------------
                                        J. Devin Mock
                                        Vice President

                                 JPMORGAN CHASE BANK, N.A.,
                                 TORONTO BRANCH, as a Lender

                                 By:    /s/ Christine Chan
                                    -----------------------------------------
                                        Christine Chan
                                        Vice President

                                 CIT BUSINESS CREDIT CANADA INC.,
                                 as a Lender and as the Canadian
                                 Administrative Agent

                                 By:    /s/ Donald Rogers
                                    -----------------------------------------
                                        Donald Rogers
                                        Senior Vice President

                                 GENERAL ELECTRIC CAPITAL CORPORATION,
                                 as a Lender and as the Documentation Agent

                                 By:    /s/ Timothy Canon
                                    -----------------------------------------
                                        Timothy Canon
                                        Its Duly Authorized Signatory

                                 GENERAL ELECTRIC CAPITAL CANADA INC.,
                                 as a Lender

                                 By:    /s/ Stephen B. Smith
                                    -----------------------------------------
                                        STEPHEN B. SMITH
                                        Senior Vice President
                                        General Electric Capital Canada Inc.

                                 Signature Page

                                 THE CIT GROUP/BUSINESS CREDIT, INC.,
                                 as a Lender

                                 By:    /s/ Grant Weiss
                                    -----------------------------------------
                                        Grant Weiss
                                        Vice President


                                 U.S. BANK NATIONAL ASSOCIATION, as a Lender

                                 By:    /s/ Steven C. Gonzalez
                                    -----------------------------------------
                                        Steven C. Gonzalez
                                        Vice President

                                 FLEET CAPITAL GLOBAL FINANCE, INC.,
                                 as a Lender

                                 By:    /s/ Doug McKenzie
                                    -----------------------------------------
                                        Doug McKenzie
                                        Vice President

                                 FLEET CAPITAL CORPORATION, as a Lender

                                 By:    /s/ Edward M. Bartkowski
                                    -----------------------------------------
                                        Edward M. Bartkowski
                                        SVP

                                 RBC CENTURA BANK, as a Lender

                                 By:    /s/ E. Mark Stubblefield
                                    -----------------------------------------
                                        E. Mark Stubblefield
                                        Market Manager

                                 ROYAL BANK OF CANADA, as a Lender

                                 By:    /s/ D. E. Eurich
                                    -----------------------------------------
                                        D. E. Eurich
                                        Authorized Signatory

                                 Signature Page

                                 CITIZENS BUSINESS CREDIT, as a Lender

                                 By:    /s/ Todd Pacifico
                                    -----------------------------------------
                                        Todd Pacifico
                                        Vice President

                                 Signature Page

                           MAVERICK TUBE CORPORATION

                           By:    /s/ Pamela G. Boone
                               -------------------------------------------------
                                  Pamela G. Boone
                                  Vice President

                           SEACAT, L.P.

                           By: Precision GP, LLC, its general partner

                               By: Maverick Tube Corporation, its
                                   sole member

                                           By: /s/Pamela G. Boone
                                               ---------------------------------
                                           Pamela G. Boone
                                           Vice President

                           SEAC ACQUISITION, LLC

                           By: Maverick Tube Corporation, its sole member

                               By:    /s/ Pamela G. Boone
                                   ---------------------------------------------
                                      Pamela G. Boone
                                      Vice President

                           MAVERICK C&P, INC.

                           By:    /s/ Pamela G. Boone
                               -------------------------------------------------
                                  Pamela G. Boone
                                  Vice President

                           MAVERICK INVESTMENT, LLC

                           By: Maverick Tube Corporation,
                               its sole member

                               By:    /s/ Pamela G. Boone
                                   ---------------------------------------------
                                      Pamela G. Boone
                                      Vice President

                                 Signature Page

                           MAVERICK TUBE, L.P.

                           By: Maverick GP, LLC,
                               its general partner

                               By: Maverick Tube Corporation,
                                   its sole member

                                   By:    /s/ Pamela G. Boone
                                       -----------------------------------------
                                          Pamela G. Boone
                                          Vice President

                           PRECISION TUBE HOLDING, LLC

                           By: Maverick Tube Corporation,
                               its sole member

                               By:    /s/ Pamela G. Boone
                                   ---------------------------------------------
                                      Pamela G. Boone
                                      Vice President

                           MAVERICK GP, LLC

                           By: Maverick Tube Corporation,
                               its sole member

                               By:    /s/ Pamela G. Boone
                                   ---------------------------------------------
                                      Pamela G. Boone
                                      Vice President

                           PRECISION GP, LLC

                           By: Maverick GP, LLC, its sole member

                               By: Maverick Tube Corporation,
                                   its sole member

                                   By:    /s/ Pamela G. Boone
                                       -----------------------------------------
                                          Pamela G. Boone
                                          Vice President

                                 Signature Page

                           PRECISION TUBE TECHNOLOGY, L.P.

                           By: Precision GP, LLC, its general partner

                               By: Maverick GP, LLC, its sole
                                   member

                               By: Maverick Tube Corporation,
                                   its sole member

                                   By:    /s/ Pamela G. Boone
                                      -------------------------------------
                                          Pamela G. Boone
                                          Vice President

                           PRUDENTIAL STEEL LTD.

                           By:    /s/ Pamela G. Boone
                               -------------------------------------------------
                                  Pamela G. Boone
                                  Vice President and Secretary

                           MAVERICK TUBE (CANADA) INC.

                           By:        /s/ Pamela G. Boone
                               -------------------------------------------------
                                      Pamela G. Boone
                                      Vice President and Secretary

                           MAVERICK EXCHANGECO (NOVA SCOTIA) ULC

                           By:    /s/ Pamela G. Boone
                               -------------------------------------------------
                                  Pamela G. Boone
                                  Vice President and Secretary

                           PRECISION TUBE CANADA LIMITED

                           By:    /s/ Pamela G. Boone
                               -------------------------------------------------
                                  Pamela G. Boone
                                  President

                           MAVERICK TUBE CANADA GP, LTD.

                           By:    /s/ Pamela G. Boone
                               -------------------------------------------------
                                  Pamela G. Boone
                                  President

                                 Signature Page

                           MAVERICK TUBE CANADA LP

                           By:    Maverick Tube Canada GP, Ltd.,
                                  its general partner

                           By:    /s/ Pamela G. Boone
                               -------------------------------------------------
                                  Pamela G. Boone
                                    President

                           MAVERICK TUBE INTERNATIONAL HOLDINGS, INC.

                           By:    /s/ Pamela G. Boone
                               -------------------------------------------------
                                  Pamela G. Boone
                                  Vice President

                           MAVERICK TUBE CANADA ULC

                           By:    /s/ Pamela G. Boone
                               -------------------------------------------------
                                  Pamela G. Boone
                                  Director

                           PRUDENTIAL STEEL HOLDINGS, ULC

                           By:    /s/ Pamela G. Boone
                               -------------------------------------------------
                                  Pamela G. Boone
                                  President

                           TUBULAR TRANSPORT SERVICES, INC.

                           By:    /s/ Pamela G. Boone
                               -------------------------------------------------
                                  Pamela G. Boone
                                  Vice President

                                 Signature Page